Exhibit (h)(5)

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

This first amendment to the Third Amended and Restated Fee Waiver and Expense Reimbursement Agreement is made as of this 11th day of November, 2016 by and between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008 (the “Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Advisory Agreement, waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties entered into an Amended and Restated Fee Waiver and Expense Reimbursement Agreement dated as of May 18, 2011 (the “Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties entered into a Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of April 1, 2014 (the “Second Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties have entered into a Third Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of May 12, 2016 (the “Third Amended and Restated Agreement”) in order to update the names of certain agreements referenced in the recitals for the Third Amended and Restated Agreement; and

WHEREAS, the parties hereto wish to amend Appendix A of the Third Amended and Restated Agreement in order to extend the term of the Third Amended and Restated Agreement for certain Funds included therein, to reflect a change in the expense cap for certain Funds and to add to the Third Amended and Restated Agreement the AQR Large Cap Relaxed Constraint Equity Fund, AQR Small Cap Relaxed Constraint Equity Fund, AQR International Relaxed Constraint Equity Fund and AQR Emerging Relaxed Constraint Equity Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Trust and AQR agree as follows:

1.        AMENDMENT OF APPENDIX A. Appendix A of the Third Amended and Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2.        Except as modified hereby, the Third Amended and Restated Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS	AQR CAPITAL MANAGEMENT, LLC

By: /s/ Nicole DonVito Name: Nicole DonVito Title: Chief Legal Officer & Vice President	By: /s/ Brendan Kalb Name: Brendan Kalb Title: Managing Director and General Counsel

APPENDIX A

(Amended as of November 11, 2016)

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.15%	January 29, 2015 – January 28, 2017
		1.05%	January 29, 2017 – January 28, 2018
	I	0.90%	January 29, 2014 – January 28, 2017
		0.80%	January 29, 2017 – January 28, 2018
	R6	0.70%	January 8, 2014 – January 28, 2018
AQR International Equity Fund	N	1.20%	January 29, 2015 – January 28, 2017
		1.15%	January 29, 2017 – January 28, 2018
	I	0.95%	January 29, 2014 – January 28, 2017
		0.90%	January 29, 2017 – January 28, 2018
	R6	0.85%	January 29, 2016 – January 28, 2017
		0.80%	January 29, 2017 – January 28, 2018
AQR Diversified Arbitrage Fund	N	1.45%	May 1, 2015 – April 30, 2018
	I	1.20%	March 31, 2011 – April 30, 2018
	R6	1.10%	September 2, 2014 – April 30, 2018
AQR Large Cap Momentum Style Fund	I	0.40%	April 1, 2015 – January 28, 2018
	N	0.65%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018
AQR Small Cap Momentum Style Fund	I	0.60%	April 1, 2015 – January 28, 2018
	N	0.85%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018
AQR International Momentum Style Fund	I	0.55%	April 1, 2015 – January 28, 2018
	N	0.80%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018

AQR Emerging Momentum Style Fund	I	0.70%	April 1, 2015 – January 28, 2018
	N	0.95%	April 1, 2015 – January 28, 2018
	R6	0.60%	April 1, 2015 – January 28, 2018
AQR Managed Futures Strategy Fund	N	1.50%	March 31, 2011 – April 30, 2018
	I	1.25%	March 31, 2011 – April 30, 2018
	R6	1.15%	September 2, 2014 – April 30, 2018
AQR Risk Parity Fund	N	1.20%	June 10, 2010 – April 30, 2018
	I	0.95%	June 10, 2010 – April 30, 2018
	R6	0.85%	September 2, 2014 – April 30, 2018
AQR Multi-Strategy Alternative Fund	N	2.23%	July 18, 2011 – April 30, 2018
	I	1.98%	July 18, 2011 – April 30, 2018
	R6	1.88%	September 2, 2014 – April 30, 2018
AQR TM Large Cap Momentum Style Fund	I	0.40%	April 1, 2015 – January 28, 2018
	N	0.65%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018
AQR TM Small Cap Momentum Style Fund	I	0.60%	April 1, 2015 – January 28, 2018
	N	0.85%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018
AQR TM International Momentum Style Fund	I	0.55%	April 1, 2015 – January 28, 2018
	N	0.80%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018
AQR Large Cap Defensive Style Fund	N	0.65%	April 1, 2015 – January 28, 2018
	I	0.40%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018
AQR International Defensive Style Fund	N	0.80%	April 1, 2015 – January 28, 2018
	I	0.55%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018
AQR Emerging Defensive Style Fund	N	0.95%	April 1, 2015 – January 28, 2018
	I	0.70%	April 1, 2015 – January 28, 2018
	R6	0.60%	April 1, 2015 – January 28, 2018

AQR Risk-Balanced Commodities Strategy Fund	N	1.25%	May 1, 2014 – April 30, 2018
	I	1.00%	May 1, 2014 – April 30, 2018
	R6	0.90%	September 2, 2014 – April 30, 2018
AQR Risk Parity II MV Fund	N	1.20%	November 5, 2012 – April 30, 2018
	I	0.95%	November 5, 2012 – April 30, 2018
	R6	0.85%	September 2, 2014 – April 30, 2018
AQR Risk Parity II HV Fund	N	1.40%	November 5, 2012 – April 30, 2018
	I	1.15%	November 5, 2012 – April 30, 2018
	R6	1.05%	September 2, 2014 – April 30, 2018
AQR Large Cap Multi-Style Fund	N	0.70%	April 1, 2015 – January 28, 2018
	I	0.45%	April 1, 2015 – January 28, 2018
	R6	0.35%	April 1, 2015 – January 28, 2018
AQR Small Cap Multi-Style Fund	N	0.90%	April 1, 2015 – January 28, 2018
	I	0.65%	April 1, 2015 – January 28, 2018
	R6	0.55%	April 1, 2015 – January 28, 2018
AQR International Multi-Style Fund	N	0.85%	April 1, 2015 – January 28, 2018
	I	0.60%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018
AQR Emerging Multi-Style Fund	N	1.00%	April 1, 2015 – January 28, 2018
	I	0.75%	April 1, 2015 – January 28, 2018
	R6	0.65%	April 1, 2015 – January 28, 2018
AQR Long-Short Equity Fund	N	1.55%	July 17, 2013 – April 30, 2018
	I	1.30%	July 17, 2013 – April 30, 2018
	R6	1.20%	September 2, 2014 – April 30, 2018
AQR Managed Futures Strategy HV Fund	N	1.90%	July 17, 2013 – April 30, 2018
	I	1.65%	July 17, 2013 – April 30, 2018
	R6	1.55%	September 2, 2014 – April 30, 2018
AQR Style Premia Alternative Fund	N	1.75%	October 30, 2013 – April 30, 2018
	I	1.50%	October 30, 2013 – April 30, 2018
	R6	1.40%	September 2, 2014 – April 30, 2018
AQR Global Macro Fund	N	1.70%	April 8, 2014 – April 30, 2018
	I	1.45%	April 8, 2014 – April 30, 2018
	R6	1.35%	September 2, 2014 – April 30, 2018

AQR Equity Market Neutral Fund	N	1.55%	October 7, 2014 – April 30, 2018
	I	1.30%	October 7, 2014 – April 30, 2018
	R6	1.20%	October 7, 2014 – April 30, 2018
AQR Style Premia Alternative LV Fund	N	1.10%	September 17, 2014 – April 30, 2018
	I	0.85%	September 17, 2014 – April 30, 2018
	R6	0.75%	September 17, 2014 – April 30, 2018
AQR TM Large Cap Multi-Style Fund	N	0.70%	April 1, 2015 – January 28, 2018
	I	0.45%	April 1, 2015 – January 28, 2018
	R6	0.35%	April 1, 2015 – January 28, 2018
AQR TM Small Cap Multi-Style Fund	N	0.90%	April 1, 2015 – January 28, 2018
	I	0.65%	April 1, 2015 – January 28, 2018
	R6	0.55%	April 1, 2015 – January 28, 2018
AQR TM International Multi-Style Fund	N	0.85%	April 1, 2015 – January 28, 2018
	I	0.60%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018
AQR TM Emerging Multi-Style Fund	N	1.00%	April 1, 2015 – January 28, 2018
	I	0.75%	April 1, 2015 – January 28, 2018
	R6	0.65%	April 1, 2015 – January 28, 2018
AQR Style Premia Alternative II Fund	N	1.60%	[ ] – April 30, 2018
	I	1.35%	[ ] – April 30, 2018
	R6	1.25%	[ ] – April 30, 2018
AQR Large Cap Relaxed Constraint Equity Fund	N	1.05%	[ ] – January 28, 2018
	I	0.80%	[ ] – January 28, 2018
	R6	0.70%	[ ] – January 28, 2018
AQR Small Cap Relaxed Constraint Equity Fund	N	1.25%	[ ] – January 28, 2018
	I	1.00%	[ ] – January 28, 2018
	R6	0.90%	[ ] – January 28, 2018
AQR International Relaxed Constraint Equity Fund	N	1.20%	[ ] – January 28, 2018
	I	0.95%	[ ] – January 28, 2018
	R6	0.85%	[ ] – January 28, 2018

AQR Emerging Relaxed Constraint Equity Fund	N	1.40%	[ ] – January 28, 2018
	I	1.15%	[ ] – January 28, 2018
	R6	1.05%	[ ] – January 28, 2018
Dormant Funds
AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011
AQR Emerging Markets Fund	N	1.60%	March 31, 2010 - April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010
AQR Equity Plus Fund	N	1.60%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Small Cap Core Fund	N	1.40%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014